--------------------------------------------------------------------------------

                                  INTERMEDIATE
                                 MUNI FUND, INC.

                               [GRAPHIC OMITTED]

                                                       Annual Report
                                                       December 31, 2000

--------------------------------------------------------------------------------

Intermediate
Muni
Fund, Inc.

[PHOTO OMITTED]                         [PHOTO OMITTED]

HEATH B. MCLENDON                       PETER M. COFFEY
Chairman                                Vice President

Dear Shareholder,

We are pleased to provide the annual report for the Intermediate Muni Fund, Inc., formerly known as Smith Barney Intermediate Municipal Fund, Inc. ("Fund"), for the year ended December 31, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

During the year, the Fund paid income dividends totaling $0.54 per share. The table below details the annualized distribution rate and the 12-month total return for the Fund based on its December 31, 2000 net asset value ("NAV") per share and the American Stock Exchange ("AMEX") closing price.(1)

          Price                  Annualized               12-Month
        Per Share           Distribution Rate(2)       Total Returns(2)
        ---------           --------------------       ----------------
        $10.20 (NAV)               5.41%                     9.68%
        $8.813 (AMEX)              6.26%                    11.90%

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (AMEX) price as determined by supply and demand of the Fund's shares.
(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.046 for 12 months. This rate is as of January 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund's investment. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   1

During the period, the Fund generated a return based on NAV of 9.68%. In comparison, the Lipper Inc. ("Lipper")(3) peer group of general and insured municipal bond funds (unleveraged) returned 9.94% based on NAV for the same period. Please note that past performance is not an indication of future results.

Special Shareholder Notice

On Tuesday, December 12, 2000, at the Special Meeting of Shareholders, shareholders of each of the funds separately approved the merger of Smith Barney Municipal Fund, Inc. ("SBT") into Intermediate Muni Fund, Inc. ("SBI"). This proposal required for each fund the affirmative vote of the holders of at least 50% of the outstanding shares of the capital stock of each of the shareholders entitled to vote.

We would like to take this opportunity to welcome all new shareholders to the Fund and we pledge to earn your trust and confidence in the days ahead. We also invite you to take advantage of the potential of compounding by participating in the Fund's Dividend Reinvestment Plan ("Plan"). The details of the Plan can be found on pages 28 and 29.

Market and Economic Overview

The municipal bond market performed extremely well in 2000. During the period, yields of municipal bonds declined sharply, although not as rapidly as the yields of U.S. Treasuries. In the U.S. Treasury market, yields declined by roughly 135 basis points(4) on 10-year notes, and by 101 basis points on 30-year bonds. In municipal bond market, the decline in yield was roughly 75 basis points on revenue bonds, and 90 basis points on high-grade general obligation bonds.

We believe the Federal Reserve Board ("Fed") has moved more aggressively than usual in response to weaker demand. During January 2001, the Fed lowered interest rates with just one month of hard data indicating sales and production declines and anecdotal evidence of another weak month. The 50 basis point move at the start of the easing cycle, in our view, was unprecedented for Fed Chairman Alan Greenspan. We feel this prompt easing is likely to accelerate the healing process, even if economic activity deteriorates abruptly in the very near term.

A number of key factors affected the municipal bond market during the reporting period. These factors included:

o     The substantial decline in yields;

o Continuing strong credit quality, with upgrades exceeding downgrades. The overall strong economy combined with fiscally conservative state and local management has led to generally improved credit strength;

----------
(3)   Lipper is an independent mutual fund-tracking organization.
(4)   A basis point is 0.01% or one one-hundredth of a percent.


--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

o New issue volume was off sharply from 1999 levels. Year 2000 supply ended down 12.5%, and seemed tight during much of the year, as asset reallocation out of stocks by individual investors picked up steam; and

o     Strong retail demand and very limited institutional demand.

Investment Strategy

Because we believe that the bond markets are likely to remain volatile in the near term, we continue to favor a gradual approach into the market. We tend to favor longer and intermediate maturities, where we feel most of the benefits of the steep positive slope of the municipal bond yield curve(5) can be obtained.

During the reporting period, average credit quality remained relatively high in the Fund. We also looked to incorporate additional call protection(6) into the Fund by selling off some of our higher coupon bonds with shorter calls,(7) and replacing them with bonds that have a similar high coupon structure, but not subject to early call.

The Fund seeks to provide investors with a built-in income stream for the long term. To this end, we have generally focused on investing in securities with high credit quality and good call protection, as we believe these securities offer solid long-term values. Moreover, the Fund has a fairly long weighted-average life.(8) In addition, we think our greater emphasis on call protection may provide our shareholders with consistent income if interest rates decline.

Outlook

Our overall outlook for interest rates remains favorable and our outlook for the municipal bond market is one of cautious optimism. In our view, the municipal bond market may face a number of challenges in 2001. We expect new issue supply to equal or exceed 2000 levels, in spite of the very slow start. State and local governments still have massive needs to improve infrastructure and related facilities. As the U.S. economy softens from the mega-growth experienced in recent years, these governments should be less able to rely on budget surpluses to finance these needed projects. Consequently, they may turn back to the municipal bond market to obtain funding.

Also, another key factor that should push investors out of very short maturities is the steepening yield curve. The municipal bond yield curve has steepened

----------
(5) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
(6) Call protection is the length of time during which a security cannot be redeemed by the issuer.
(7) Callable bonds are redeemable by the issuer before the scheduled maturity under specific conditions and at a stated price, which usually begins at a premium to par and declines annually. Bonds are usually "called" when interest rates fall so significantly that the issuer can save money by floating new bonds at lower rates
(8) Average life is the length of time before the principal of debt issues is scheduled to be repaid through amortization or sinking fund.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   3
significantly as interest rates have receded from their peaks last May. Most of the steepening occurred in the 1- to 15-year maturity ranges.

The historic growth of the U.S. economy during the period 1991 through early 2000 created a structural gap between revenues and expenditures at the federal level, which is reflected in the massive U.S. budget surplus. The same pattern had an impact on most state and local governments. At the state and local level, many governments have been able to cut taxes and/or spend on needed projects, and still experience improving credit quality. Even if the U.S. economy softens considerably during the first half of 2001, we think the imbedded increases in revenues, relative to expenditures, resulting from over nine years of economic expansion have provided a cushion that may enable most municipal bond credits to perform well.

Moreover, while a long way from achieving a consensus, potential changes in tax rates potentially impact municipal bond markets. Much has been written about President George W. Bush's proposed cut in income tax rates. If enacted, this proposal would place modest upward pressure on municipal bond yields, relative to taxable yields.

Thank you for your investment in the Intermediate Muni Fund, Inc.

Sincerely,


/s/ Heath B. McLendon                    /s/ Peter M. Coffey

Heath B. McLendon                        Peter M. Coffey
Chairman                                 Vice President

February 2, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2000 and is subject to change.

--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 28. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   5

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT      RATING(a)                        SECURITY                                            VALUE
==========================================================================================================
Education -- 10.5%
$ 1,200,000    AAA    Alta Loma, CA School District, Capital Appreciation,
                         Series A, FGIC-Insured, zero coupon due 8/1/19                       $    454,500
                      Arizona Educational Lien Revenue:
  1,700,000    Aa2*      Series B, 7.000% due 3/1/02 (b)                                         1,738,250
  1,000,000    Aa2*      Sub-Series, 6.625% due 9/1/05 (b)                                       1,032,500
  1,805,000    AAA    Bastrop, TX ISD, PSFG, zero coupon due 2/15/18                               735,538
  2,000,000    AAA    Chicago, IL Board of Education, Capital Appreciation,
                         Chicago School of Reform, Series A, AMBAC-Insured,
                         zero coupon due 12/1/15                                                   935,000
    500,000    A      Clackamas County, OR School District No. 86, School
                         Board Guaranteed, 5.250% due 6/15/20                                      503,750
  1,000,000    Baa3*  Colorado Educational and Cultural Facilities Authority
                         Revenue, (Bromley East Project), 7.000% due 9/15/20                       996,250
  1,000,000    AAA    Franklin, TX Special School District, Capital Appreciation,
                         FSA-Insured, zero coupon due 6/1/19                                       378,750
    400,000    AAA    Joshua, TX Independent School Board, Capital Appreciation,
                         Series C, PSFG, zero coupon due 2/15/12                                   233,000
  1,075,000    Aaa*   Lago Vista, TX Independent School District, Capital
                         Appreciation, PSFG, zero coupon due 8/15/21                               356,094
    235,000    AAA    Massachusetts Education Loan Authority, Issue E, Series A,
                         AMBAC-Insured, 6.850% due 1/1/04 (b)                                      244,210
    500,000    A-     Massachusetts State Development Finance Agency Revenue,
                         Curry College, Series A, ACA-Insured, 6.000% due 3/1/20                   506,875
    490,000    A      Montana Higher Education Student Assistance Corp.,
                         Student Loan Revenue, Series B, 7.050% due 6/1/04 (b)                     505,313
  2,000,000    Aaa*   Nebhelp Inc., Nebraska Revenue, Series A, MBIA-Insured,
                         6.200% due 6/1/13                                                       2,155,000
  1,000,000    Aaa*   Nebhelp Income Revenue, Junior Subordinate, Series A-6,
                         MBIA-Insured, 6.450% due 6/1/18 (b)                                     1,083,750
    500,000    A3*    New England Education Loan Marketing Corp., Massachusetts
                         Refunding Student Loan Revenue, 6.900% due 11/1/09 (b)                    558,125
  1,635,000    A*     New Mexico Educational Assistance Foundation, Student
                         Loan Revenue, Series A-2, 5.950% due 11/1/07 (b)                        1,671,788
                      North Forest Independent School District, Capital
                         Appreciation, ACA-Insured:
    805,000    A           Zero coupon due 8/15/13                                                 391,431
    805,000    A           Zero coupon due 8/15/14                                                 367,281
----------------------------------------------------------------------------------------------------------
                                                                                                14,847,405
----------------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 11.4%
    230,000    AAA    Anderson County, SC Hospital Facilities Revenue,
                         7.125% due 8/1/07                                                         250,413
  1,035,000    AAA    Boston, MA Water & Sewer Community Revenue, Series A,
                         10.875% due 1/1/09                                                      1,306,688
    600,000    AAA    Illinois Health Facilities Authority Revenue, (Ravenwood
                         Hospital Medical Center Project), 7.250% due 8/1/06                       647,250
    630,000    AAA    Illinois Health Facility Authority Revenue, (Methodist
                         Medical Center Project), 9.000% due 10/1/10                               754,425
    825,000    AAA    Jackson, TN Water & Sewer Revenue, 7.200% due 7/1/12                         941,531

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT      RATING(a)                        SECURITY                                            VALUE
==========================================================================================================
Escrowed to Maturity (c) -- 11.4% (continued)
$   385,000    AAA    Lake County, OH Hospital Improvement Revenue, (Lake
                         County Memorial Hospital Project), 8.625% due 11/1/09                $    460,075
  1,430,000    NR     Los Angeles, CA Hollywood Presbyterian Medical Center,
                         INDLC-Insured, 9.625% due 7/1/13                                        1,891,175
    200,000    AAA    Louisiana Public Facilities, Southern Baptist Hospital,
                         8.000% due 5/15/12                                                        236,500
    670,000    AAA    Metropolitan Nashville, TN Airport Authority Revenue,
                         MBIA-Insured, 7.500% due 7/1/05                                           716,063
    180,000    Aaa*   Nacogdoches County, TX Hospital District Revenue,
                         9.000% due 5/15/04                                                        197,550
    500,000    AAA    New Haven, CT GO, Series 1992A, 9.250% due 3/1/02                            520,000
    279,000    AAA    New Jersey State Turnpike Authority, Revenue Refunding
                         Bond, 10.375% due 1/1/03                                                  299,925
  1,355,000    A      New York, NY GO, Series D, 7.300% due 2/1/01                               1,358,374
  1,855,000    AA-    New York State Urban Development Corp. Revenue,
                         7.300% due 4/1/01                                                       1,870,230
  2,255,000    AAA    Ohio State Water Development Authority Revenue,
                         9.375% due 12/1/10                                                      2,700,363
    345,000    AAA    Ringwood Borough, NJ Sewer Authority Special Obligation
                         Refunding, 9.875% due 7/1/13                                              430,388
     40,000    AAA    Salt Lake City, UT Water Conservancy Distribution Revenue,
                         Series A, MBIA-Insured, 10.875% due 10/1/02                                42,900
    640,000    NR     Southwestern Illinois Development Authority Hospital
                         Revenue, (Wood River Hospital Project), 6.875% due 8/1/03                 662,400
     25,000    AA     Taos County, NM Gross Receipts Tax Revenue, Asset
                         Guaranty-Insured, 6.125% due 12/1/01                                       25,252
    650,000    NR     Tom Green County, TX Hospital Authority, 7.875% due 2/1/06                   715,000
----------------------------------------------------------------------------------------------------------
                                                                                                16,026,502
----------------------------------------------------------------------------------------------------------
General Obligation -- 3.7%
    500,000    AAA    Anchorage, AK FGIC-Insured, 6.000% due 10/1/14                               558,750
  1,000,000    AA     Central Falls, RI GO, Asset Guaranty-Insured,
                         5.875% due 5/15/15                                                      1,066,250
  1,000,000    AAA    Chicago, IL GO, AMBAC-Insured, 6.100% due 1/1/03                           1,037,500
  1,000,000    AA     Harvey, IL GO, Refunding, Asset Guaranty-Insured,
                         6.700% due 2/1/09                                                       1,091,250
    130,000    A3*    New Haven, CT Unrefunded Balance, Series B,
                         9.000% due 12/1/01                                                        135,342
    145,000    A-     New York, NY GO, Unrefunded Balance, Series D,
                         7.300% due 2/1/01                                                         145,355
  1,735,000    AAA    Palo Duro River Authority, Capital Appreciation,
                         CGIC-Insured, zero coupon due 8/1/09                                    1,171,125
----------------------------------------------------------------------------------------------------------
                                                                                                 5,205,572
----------------------------------------------------------------------------------------------------------
Hospital -- 20.4%
    335,000    BBB    Allentown, PA Area Hospital Authority Revenue Refunding,
                         Sacred Heart Hospital, Series A, 6.200% due 11/15/03                      337,500
  1,500,000    BBB-   Arkansas Development Finance Authority Revenue
                         Refunding, (Washington Regional Medical Center),
                         7.000% due 2/1/15                                                       1,507,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT      RATING(a)                        SECURITY                                            VALUE
==========================================================================================================
Hospital -- 20.4% (continued)
$   650,000    AAA    Calcasieu Parish, LA Memorial Hospital Service District
                         Revenue Refunding, (Lake Charles Memorial Hospital),
                         Series A, CONNIE LEE-Insured, 7.500% due 12/1/05                     $    731,250
  1,500,000    A+     California Statewide COP, Community Development
                         Hospital Authority Revenue Refunding, (Triad Healthcare),
                         6.250% due 8/1/06                                                       1,627,500
  1,090,000    BB+    Colorado Health Facilities Authority Revenue,
                         Rocky Mountain Adventist, 6.250% due 2/1/04                             1,075,013
  2,000,000    BBB    Cuyahoga County, OH Hospital Facility Revenue,
                         (Canton Inc. Project), 6.750% due 1/1/10                                2,047,500
    380,000    AA     Harris County, TX Health Facilities Development Corp., (Texas
                         Children's Hospital Project), Series A, 5.375% due 10/1/14                380,950
                      Harris County, TX Hospital District Revenue, MBIA-Insured:
  1,000,000    AAA       6.000% due 2/15/15                                                      1,088,750
  2,000,000    AAA       6.000% due 2/15/16                                                      2,167,500
  2,000,000    A      Hawaii State Department of Budget and Finance, Special
                         Purpose Management Revenue, Kapiolani Health Care
                         System, 6.400% due 7/1/13                                               2,052,500
  1,755,000    BBB+   Henderson, NV Health Care Facility Revenue, (Catholic
                         Healthcare West Project), Series A, 6.200% due 7/1/09                   1,746,225
  1,300,000    A-     Illinois Health Facilities Authority Revenue, Friendship
                         Village Hospital, 6.650% due 12/1/06                                    1,316,250
  1,000,000    A2*    Indiana Health Facilities Authority, Hospital Revenue
                         Refunding Bonds, St. Anthony's Medical Center,
                         Series A, 7.000% due 10/1/06                                            1,052,500
  1,000,000    A1*    Iowa Financial Authority, Health Care Facilities Revenue,
                         Genesis Medical Center, 6.250% due 7/1/20                               1,017,500
  3,250,000    AAA    Kentucky Economic Development Finance Authority
                         Revenue System, Norton Healthcare Inc., Series B,
                         MBIA-Insured, zero coupon due 10/1/21                                   1,031,875
  1,200,000    BBB+   Klamath Falls, OR Intercommunity, Merle Hospital,
                         8.000% due 9/1/08                                                       1,344,000
    685,000    B3*    Langhorne Manor Borough, PA Higher Education and
                         Health Authority, Bucks County, Lower Bucks Hospital,
                         6.750% due 7/1/02                                                         640,475
    475,000    AAA    Lima, OH Hospital Revenue, 7.500% due 11/1/06                                523,688
    675,000    BBB-   Louisiana Public Facilities Authority Revenue, (General
                         Health Systems Project), 6.800% due 11/1/16                               683,438
  1,000,000    AAA    Maryland Health & Higher Education Facility Authority
                         Revenue, (Mercy Medical Center Project), FSA-Insured,
                         6.500% due 7/1/13                                                       1,151,250
    935,000    Baa2*  New Jersey Health Care Facility Financing Authority
                         Revenue, Capital Health System Obligation Group,
                         5.125% due 7/1/12                                                         783,063
  2,500,000    AAA    Orange County, FL Health Facilities Authority Revenue,
                         Adventist Health Hospital, FSA-Insured, FLAIRS,
                         5.400% due 11/15/07 (d)                                                 2,612,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT      RATING(a)                        SECURITY                                            VALUE
==========================================================================================================
Hospital -- 20.4% (continued)
$ 1,045,000    BBB+   Rhode Island State Health & Education Building Corp.
                         Revenue, Roger Williams Hospital Financing,
                         5.400% due 7/1/13                                                    $    935,275
  1,000,000    Baa2*  Tomball, TX Hospital Authority Revenue,
                         Tomball Regional Hospital, 5.750% due 7/1/14                              890,000
----------------------------------------------------------------------------------------------------------
                                                                                                28,744,002
----------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 11.7%
    865,000    AA     Beaumont, TX Multi-Family Housing Finance, Regency
                         Place Apartments, Asset Guaranty-Insured,
                         7.000% mandatory tender 10/1/03                                           866,038
    510,000    AAA    Charlotte, NC Mortgage Revenue Refunding, Double Oaks
                         Apartment, Series A, FHA-Insured, 7.300% due 11/15/07                     548,888
  1,100,000    Baa2*  Dallas, TX Housing Corp., Capital Program Revenue
                         Refunding, Section 8 Assisted, 7.700% due 8/1/05                        1,122,957
                      El Paso County, TX Housing Finance Corp., Multi-Family
                         Housing Revenue:
    360,000    A3*         American Village Community Project, Series A,
                             6.250% due 12/1/24                                                    353,250
    290,000    Baa3*       La Plaza Apartments, Sub-Series C, 8.000% due 7/1/30                    297,975
    200,000    AAA    Framingham, MA Housing Authority, Mortgage Revenue,
                         Beaver Terrace, Series A, GNMA-Collateralized,
                         6.350% due 2/20/32                                                        213,500
    585,000    AAA    Grand Prairie, TX Housing Financial Corporate Multi-Family
                         Housing Revenue, (Landing of Carrier Project), Series A,
                         GNMA-Collateralized, 6.650% due 9/20/22                                   626,681
    675,000    BBB    Housing Assistance Corp., Tulsa, OK Multi-Family Revenue,
                         Section 8, Rehabilitation, 7.250% due 10/1/07 (b)                         700,313
    690,000    AA     Hudson County, NJ Improvement Authority,
                         Multi-Family Housing Revenue, (Observer Park Project),
                         Series A, FNMA-Collateralized, 6.600% due 6/1/04 (b)                      721,050
  1,470,000    NR     Lynchburg, VA Redevelopment & Housing Authority,
                         Multi-Family Housing Revenue Refunding, Princeton
                         Circle Association, 6.250% due 12/1/10                                  1,473,675
    610,000    A2*    Maricopa County, AZ COP, (Desert Vista Project),
                         5.400% due 7/1/14                                                         617,625
    500,000    Aaa*   Maricopa County, AZ Industrial Development Authority, Multi-
                         Family Housing Revenue, (Bay Club at Mesa Cove
                         Project), Series A, MBIA-Insured, 5.700% due 9/1/20                       506,875
    785,000    A2*    McMinnville, TN Housing Authority Revenue Refunding,
                         First Mortgage, Beersheba Heights, 6.000% due 10/1/09                     827,194
    950,000    A-     Miami Beach, FL Health Facilities Authority Revenue, South
                         Shore Hospital, Series A, ACA-Insured, 5.250% due 8/1/13                  953,563
    360,000    AAA    Missouri State Housing Development, Community
                         Mortgage Revenue, Series C, GNMA/FNMA-Collateralized,
                         7.450% due 9/1/27 (b)                                                     398,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT      RATING(a)                        SECURITY                                            VALUE
==========================================================================================================
Housing: Multi-Family -- 11.7% (continued)
$ 1,000,000    NR     Montgomery County, PA Redevelopment Authority,
                         Multi-Family Housing Revenue, (KBF Association L.P.
                         Project), Series A, 6.375% due 7/1/12                                $  1,028,750
                      Mount Vernon, IL Elderly Housing Corp., First Lien
                         Revenue Bonds, Section 8 Assisted, Series 1979:
    160,000    Ba3*        7.875% due 4/1/01                                                       160,568
    170,000    Ba3*        7.875% due 4/1/02                                                       170,192
    185,000    Ba3*        7.875% due 4/1/03                                                       185,133
    200,000    Ba3*        7.875% due 4/1/04                                                       200,134
    215,000    Ba3*        7.875% due 4/1/05                                                       215,170
    235,000    Ba3*        7.875% due 4/1/06                                                       235,186
    250,000    Ba3*        7.875% due 4/1/07                                                       250,188
    270,000    Ba3*        7.875% due 4/1/08                                                       270,213
  1,150,000    Aa3*   Nevada Housing Division, Multi-Unit Housing Campaige,
                         Series A, 5.450% due 10/1/18                                            1,142,813
    715,000    A-     Private Colleges and Universities Authority, Georgia
                         Student Housing Revenue, (Mercer Housing Corp.
                         Project), Series A, ACA-Insured, 5.375% due 6/1/17                        706,956
    700,000    AAA    San Jose, CA Multi-Family Housing Revenue, (County
                         Brook Project), Series A, FNMA-Collateralized,
                         6.500% mandatory tender 4/1/02 (b)                                        712,250
    705,000    Aa2*   Streamwood, IL Multi-Family Housing Revenue,
                         (Southgate Project), FHA-Insured, 6.200% due 11/1/07                      726,545
    220,000    AAA    Washington County, OR Housing Authority, Multi-Family
                         Housing Revenue, (Terrace View Project),
                         FNMA-Collateralized, 5.500% due 12/1/17 (b)                               220,550
----------------------------------------------------------------------------------------------------------
                                                                                                16,452,482
----------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 5.3%
    120,000    A1*    Ford County, KS Single-Family Mortgage Revenue
                         Refunding, Series A, FHA-Insured, 7.900% due 8/1/10                       125,700
    170,000    AA     Juneau City & Borough, AK Home Mortgage Revenue
                         Refunding, Mortgage Backed Securities Program,
                         FNMA-Collateralized, 8.000% due 2/1/09                                    175,391
    475,000    NR     Lees Summit, MO IDA, Health Facilities, Refunding &
                         Improvement Revenue, (John Knox Village Project),
                         7.125% due 8/15/12                                                        489,008
  1,765,000    Aa3*   Massachusetts State HFA, Single-Family Housing Revenue,
                         Series 38, 7.200% due 12/1/26 (b)                                       1,868,694
    810,000    AAA    Pima County, AZ IDA, Single-Family Mortgage Revenue,
                         Series A, GNMA/FNMA-Collateralized, step bond to yield
                         7.100% due 11/1/29 (b)                                                    879,863
  1,500,000    BBB    Puerto Rico Housing Bank & Finance Agency,
                         7.500% due 12/1/06                                                      1,689,375
    200,000    AAA    St. Louis County, MO Single-Family Mortgage Revenue,
                         MBIA-Insured, 6.750% due 4/1/10                                           200,182
  1,000,000    AA+    Virginia State Housing Development Authority,
                         Commonwealth Mortgage, Series H, 6.100% due 7/1/03                      1,033,750

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT      RATING(a)                        SECURITY                                            VALUE
==========================================================================================================
Housing: Single-Family -- 5.3% (continued)
$ 1,060,000    AA     Wisconsin Housing & Education Development Authority,
                         Home Ownership Revenue, 6.350% due 3/1/01                            $  1,063,339
----------------------------------------------------------------------------------------------------------
                                                                                                 7,525,302
----------------------------------------------------------------------------------------------------------
Industrial Development -- 7.7%
    535,000    BB+    Bourbonnais, IL IDR Refunding, (Kmart Corp. Project),
                         6.600% due 10/1/06                                                        549,044
  1,500,000    AAA    Des Moines, IA IDR Refunding, (The Printer Project),
                         6.375% due 9/1/09                                                       1,522,500
  1,500,000    BBB+   Dickinson County, MI Economic Development Corp.,
                         Solid Waste Disposal Refunding Revenue,
                         Champion International, 6.550% due 3/1/07                               1,530,930
  1,000,000    A+     Kanawha, WV Commercial Development Revenue,
                         (May Department Store Project), 6.500% due 6/1/03                       1,041,250
  2,000,000    A-     LaCrosse, WI Resource Recovery Revenue, (Northern States
                         Power Co. Project), 6.000% due 11/1/21 (b)                              2,095,000
                      Massachusetts State Developmental Finance Agency Revenue:
    370,000    AAA       Series A, GNMA-Collateralized, 6.700% due 10/20/21                        411,625
  1,300,000    AA        Worcester Redevelopment Authority Issue,
                           Asset Guaranty-Insured, 6.000% due 6/1/24                             1,395,875
  2,000,000    B-     Oklahoma Developmental Finance Authority Revenue,
                         Hillcrest Healthcare System, Series A, 5.625% due 8/15/19               1,100,000
  1,000,000    BBB    Schuylkill County, PA Industrial Development Authority
                         Revenue, Pine Groove Landfill Inc., 5.100% due 10/1/19 (b)                890,000
  1,000,000    CC     Tooele County, UT Hazardous Waste Disposal Revenue,
                         Laidlaw Incineration, Series A, 6.750% due 8/1/10 (b)                     280,000
----------------------------------------------------------------------------------------------------------
                                                                                                10,816,224
----------------------------------------------------------------------------------------------------------
Life Care -- 1.5%
    945,000    NR     Coweta County, GA Development Authority Revenue,
                         (Care-Pointe Project), Series A, 6.750% due 7/1/10                        614,250
  1,380,000    A      Massachusetts State Industrial Finance Agency,
                         Assisted Living Facility Revenue, (Arbors at Amherst
                         Project), GNMA-Collateralized, 5.750% due 6/20/17 (b)                   1,473,150
----------------------------------------------------------------------------------------------------------
                                                                                                 2,087,400
----------------------------------------------------------------------------------------------------------
Miscellaneous -- 5.7%
  1,500,000    NR     Barona Band of Mission Indians, CA, 8.250% due 1/1/20                      1,584,375
  2,000,000    BBB-   Clarksville, TN Natural Gas Acquisition Corp.,
                         Gas Revenue, Series A, 7.500% due 11/1/04                               2,055,000
    640,000    NR     Clayton County, GA Development Authority Revenue,
                         First Mortgage, Senior Care Group Inc., (Bayberry
                         Project), Series A, 6.750% due 7/1/10                                     416,000
  1,700,000    A      Illinois Development Finance Authority Revenue,
                         City of East St. Louis, 6.875% due 11/15/05                             1,840,250
    645,000    Baa2*  Indianapolis, IN Economic Development Refunding &
                         Improvement Revenue, National Benevolent Association,
                         6.900% due 10/1/04                                                        665,963
    600,000    A      Quinault Indian Nation Washington/Quinault Beach,
                         Series A, ACA-Insured, 5.800% due 12/1/15                                 615,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT      RATING(a)                        SECURITY                                            VALUE
==========================================================================================================
Miscellaneous -- 5.7% (continued)
$   795,000    A      South Dakota Economic Development Finance Authority,
                         APA Optics, Series A, 6.750% due 4/1/16 (b)                          $    862,575
----------------------------------------------------------------------------------------------------------
                                                                                                 8,039,163
----------------------------------------------------------------------------------------------------------
Pollution Control -- 3.7%
    890,000    B1*    Atlantic City, NJ Utility Authority Solid Waste Revenue,
                         7.000% due 3/1/02                                                         888,888
  2,000,000    Aa3*   Brazos River, TX Navigation Harbor District, Brazonia
                         County, PCR, (BASF Corp. Project), 6.750% due 2/1/10                    2,240,000
    550,000    A+     Broward County, FL Resource Recovery, PCR,
                         (North Project), 7.950% due 12/1/08                                       563,063
  1,000,000    AAA    Monroe County, MI PCR, (Detroit Edison Co. Project),
                         AMBAC-Insured, 6.350% due 12/1/04 (b)                                   1,075,000
    500,000    BBB+   New Hampshire State Business Finance Authority, PCR,
                         Public Service Co., Series D, 6.000% due 5/1/21                           466,875
----------------------------------------------------------------------------------------------------------
                                                                                                 5,233,826
----------------------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 1.3%
     55,000    AAA    Indiana University Revenues, 10.000% due 7/1/03                               56,555
     55,000    AAA    Oklahoma State IDA, Oklahoma Health Care Corp., Series A,
                         FGIC-Insured, (Various Call Dates), 9.125% due 11/1/08                     65,175
    190,000    AAA    Oshkosh, WI Hospital Facility Revenue, Mercy Medical
                         Center, 7.375% due 7/1/09                                                 208,525
    900,000    AAA    Philadelphia, PA Hospital Authority Revenue,
                         (United Hospital Inc. Project), 10.875% due 7/1/08                      1,071,000
    360,000    NR     San Leandro, CA Redevelopment Agency, Residential
                         Mortgage Revenue, 11.250% due 4/1/13                                      434,250
----------------------------------------------------------------------------------------------------------
                                                                                                 1,835,505
----------------------------------------------------------------------------------------------------------
Public Facilities -- 1.8%
                      De Kalb County, IN Redevelopment Authority Revenue,
                         (Mini-Mill LOC Public Improvement Project):
  1,350,000    A*          6.250% due 1/15/09                                                    1,446,188
  1,000,000    A-          Series A, 6.250% due 1/15/08                                          1,075,000
----------------------------------------------------------------------------------------------------------
                                                                                                 2,521,188
----------------------------------------------------------------------------------------------------------
Short-Term Securities -- 1.8%
    400,000    AAA    New York, New York City Municipal Water & Sewer Systems
                         Revenue, Series A, FGIC-Insured, 1.000% due 6/15/25                       400,000
  1,000,000    Aa3*   Percy County, MO PCR, (River Forest Project),
                         1.000% due 3/1/02                                                       1,000,000
  1,000,000    AAA    Texas State Department of Housing and Community Affairs,
                         Home Mortgage Revenue, Series C-2, GNMA/FNMA/
                         FHLMC-Collateralized, 9.561% due 7/2/24 (b)                             1,198,750
----------------------------------------------------------------------------------------------------------
                                                                                                 2,598,750
----------------------------------------------------------------------------------------------------------
Transportation -- 8.9%
  1,855,000    A      Connecticut State Special Obligation, (Bradley International
                         Airport), Series A, ACA-Insured, 6.375% due 7/1/12                      2,001,081
  5,000,000    BBB-   Connector 2000 Association, SC Toll Road Revenue,
                         Capital Appreciation, Series B, zero coupon due 1/1/15                  1,837,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT      RATING(a)                        SECURITY                                            VALUE
==========================================================================================================
Transportation -- 8.9% (continued)
$ 1,500,000    Baa1*  Dallas/Fort Worth, TX International Airport Facility,
                         Improvement Corp. Revenue, American Airlines,
                         Series C, 6.150% due 5/1/29                                          $  1,535,625
  2,035,000    AAA    Dallas/Fort Worth, TX Regional Airport Revenue Refunding,
                         Series 1992A, FGIC-Insured, 7.750% due 11/1/03                          2,225,781
  3,110,000    AAA    E-70 Public Highway Authority, Colorado Revenue,
                         Capital Appreciation, Series B, MBIA-Insured,
                         zero coupon due 9/1/14                                                  1,570,550
                      Pocahontas Parkway Association, Virginia Toll Road
                         Revenue, Capital Appreciation, Series B:
  2,000,000    BBB-        Zero coupon due 8/15/12                                                 915,000
  5,000,000    A-          Zero coupon due 8/15/19                                               1,375,000
    595,000    NR     Sanford, FL Airport Authority, IDR, (Central Florida
                         Terminals Project), Series B, 7.500% due 5/1/06 (b)                       623,263
    500,000    BBB-   Tulsa, OK Airport Revenue, Series B, 6.000% due 6/1/35 (b)                   506,250
----------------------------------------------------------------------------------------------------------
                                                                                                12,590,050
----------------------------------------------------------------------------------------------------------
Utilities -- 2.4%
  1,500,000    AAA    Chelan County, WA Public Utilities Distribution No. 1,
                         Columbia River Rock Island, Capital Appreciation,
                         MBIA-Insured, zero coupon due 6/1/13                                      808,125
  3,000,000    AAA    Long Island Power Authority, New York Electric Systems
                         Revenue, Capital Appreciation, Series B, FSA-Insured,
                         zero coupon due 6/1/15                                                  1,458,750
  1,000,000    BBB    North Carolina Eastern Municipal Power Agency, Power
                         System Revenue, Series D, 6.450% due 1/1/14                             1,057,500
----------------------------------------------------------------------------------------------------------
                                                                                                 3,324,375
----------------------------------------------------------------------------------------------------------
Water & Sewer -- 2.2%
  1,765,000    AAA    Pueblo, CO Bridge Waterworks, Water Revenue, Series A,
                         FSA-Insured, 6.000% due 11/1/14                                         1,970,181
  1,000,000    AA-    Washington State Public Power Supply System Revenue
                         Refunding, (Nuclear Project No. 1), Series C,
                         7.750% due 7/1/03                                                       1,081,250
----------------------------------------------------------------------------------------------------------
                                                                                                 3,051,431
----------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $136,964,980**)                                                $140,899,177
==========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(d) Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 14 and 15 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  13

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA         -- Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is extremely strong.
AA          -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A           -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B       -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance,
CCC and CC     as predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa         -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa          -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A           -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa         -- Bonds rated "Baa" are considered as medium grade obligations,
               i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba          -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B           -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
NR          -- Indicates that the bond is not rated by Standard & Poor's or
               Moody's.


--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ACA      -- American Capital Assurance
AMBAC    -- AMBAC Indemnity Corporation
CGIC     -- Capital Guaranty Insurance Company
CONNIE   -- College Construction Loan
  LEE    -- Insurance Association
COP      -- Certificate of Participation
FGIC     -- Financial Guaranty Insurance Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage Corporation
FLAIRS   -- Floating Adjustable Interest Rate Securities
FNMA     -- Federal National Mortgage Association
FSA      -- Financial Security Assurance
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National Mortgage Association
GO       -- General Obligation
HFA      -- Housing Finance Authority
IDA      -- Industrial Development Agency
IDR      -- Industrial Development Revenue
INDLC    -- Industrial Indemnity Company
ISD      -- Independent School District
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance Corporation
PCFA     -- Pollution Control Financing Authority
PCR      -- Pollution Control Revenue
PSFG     -- Permanent School Fund Guaranty
RIBS     -- Residual Interest Bonds


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  15

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost-- $136,964,980)                    $ 140,899,177
   Cash                                                                 160,816
   Receivable for securities sold                                       235,124
   Interest receivable                                                2,485,545
-------------------------------------------------------------------------------
   Total Assets                                                     143,780,662
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                     734,796
   Dividends payable                                                     97,561
   Management fees payable                                               68,553
   Accrued expenses                                                      65,476
-------------------------------------------------------------------------------
   Total Liabilities                                                    966,386
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 142,814,276
===============================================================================
NET ASSETS:
   Par value of capital shares                                    $      14,005
   Capital paid in excess of par value                              142,013,149
   Undistributed net investment income                                   87,806
   Accumulated net realized loss from security transactions          (3,234,881)
   Net unrealized appreciation of investments                         3,934,197
-------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $10.20 a share on 14,004,792 shares of $0.001
   par value outstanding; 100,000,000 shares authorized)          $ 142,814,276
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                        $  5,174,282
-------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                             494,918
   Shareholder and system servicing fees                                 41,185
   Shareholder communications                                            34,920
   Audit and legal                                                       27,431
   Pricing service fees                                                  13,697
   Registration fees                                                      8,769
   Custody                                                                6,620
   Directors' fees                                                        4,906
   Other                                                                 12,008
-------------------------------------------------------------------------------
   Total Expenses                                                       644,454
-------------------------------------------------------------------------------
Net Investment Income                                                 4,529,828
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             43,556,670
     Cost of securities sold                                         43,742,992
-------------------------------------------------------------------------------
   Net Realized Loss                                                   (186,322)
-------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation (Note 8)                   2,509,574
-------------------------------------------------------------------------------
Net Gain on Investments                                               2,323,252
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  6,853,080
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  17

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Years Ended December 31,

                                                             2000             1999
======================================================================================
OPERATIONS:
  Net investment income                                 $   4,529,828    $   4,449,430
  Net realized loss                                          (186,322)      (1,368,760)
  Increase (decrease) in net unrealized appreciation        2,509,574       (4,648,263)
--------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations         6,853,080       (1,567,593)
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                    (4,471,638)      (4,416,912)
  Net realized gains                                               --          (47,888)
--------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                          (4,471,638)      (4,464,800)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net asset value of shares issued in connection
    with the transfer of the Smith Barney Municipal
    Fund Inc.'s net assets (Note 8)                        59,059,977               --
  Treasury stock acquired                                  (1,340,857)              --
--------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions      57,719,120               --
--------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                          60,100,562       (6,032,393)
NET ASSETS:
  Beginning of year                                        82,713,714       88,746,107
--------------------------------------------------------------------------------------
  End of year*                                          $ 142,814,276    $  82,713,714
======================================================================================
* Includes undistributed net investment income of:      $      87,806    $      29,616
======================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Intermediate Muni Fund, Inc., formerly known as Smith Barney Intermediate Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gains amounting to $1,678,463 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

During November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums or accrete discounts in all cases. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. As compensation for its services, the Fund pays SSBC a fee calculated at the annual rate of 0.60% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $38,736,104
--------------------------------------------------------------------------------
Sales                                                                 43,556,670
================================================================================


--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At December 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 5,919,073
Gross unrealized depreciation                                        (1,984,876)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 3,934,197
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2000, the Fund had no open futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Fund held no purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  21

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended December 31, 2000, the Fund did not enter into any written covered call or put option contracts.

7. Capital Shares

At December 31, 2000, the Fund had 100,000,000 shares of common stock authorized with a par value of $0.001 per share.

On January 4, 2000, the Fund commenced a share repurchase plan. For the year ended December 31, 2000, repurchased shares totaled 156,000 for a total cost of $1,340,857.

8. Transfer of Net Assets

On December 27, 2000, the Fund acquired the assets and certain liabilities of the Smith Barney Municipal Fund, Inc. pursuant to a plan of reorganization approved by Smith Barney Municipal Fund, Inc. shareholders on December 4, 2000. Total shares issued by the Fund, the total net assets of the Smith Barney Municipal Fund, Inc. and total net assets of the Fund on the date of the transfer were as follows:

                        Shares Issued        Total Net Assets of the       Total Net Assets
Acquired Portfolio       by the Fund    Smith Barney Municipal Fund, Inc.     of the Fund
===========================================================================================
Smith Barney
Municipal Fund, Inc.      5,796,627                 $59,059,977               $83,668,484
===========================================================================================


--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The total net assets of the Smith Barney Municipal Fund, Inc. before acquisition included unrealized appreciation of $1,030,758. Total net assets of the Fund immediately after the transfer were $142,728,461. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9. Capital Loss Carryforward

At December 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $3,175,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                                     2007                2008
================================================================================
Carryforward Amounts                              $2,678,000          $  497,000
================================================================================


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  23

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31:

                                  2000          1999          1998          1997          1996
==================================================================================================
Net Asset Value,
  Beginning of Year             $    9.89     $   10.61     $   10.64     $   10.47     $   10.66
--------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income              0.55          0.53          0.55          0.57          0.58
  Net realized and
  unrealized gain (loss)             0.28         (0.71)         0.01          0.28         (0.17)
--------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                    0.83         (0.18)         0.56          0.85          0.41
--------------------------------------------------------------------------------------------------
Gains From Repurchase
  of Treasury Stock                  0.02            --            --            --            --
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.54)        (0.53)        (0.55)        (0.57)        (0.60)
  In excess of net
  investment income                    --            --            --         (0.01)           --
  Net realized gains                   --         (0.01)        (0.04)        (0.10)           --
--------------------------------------------------------------------------------------------------
Total Distributions                 (0.54)        (0.54)        (0.59)        (0.68)        (0.60)
--------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                   $   10.20     $    9.89     $   10.61     $   10.64     $   10.47
--------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(1)                   11.90%       (17.10)%        7.05%        13.42%         1.56%
--------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(1)                 9.68%        (1.39)%        5.50%         8.49%         4.13%
--------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)        $     143     $      83     $      89     $      89     $      87
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                           0.78%         0.77%         0.76%         0.74%         0.77%
  Net investment income              5.47          5.17          5.10          5.42          5.56
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                45%           54%           42%           58%           21%
--------------------------------------------------------------------------------------------------
Market Price, End of Year       $   8.813     $   8.375     $  10.688     $  10.563     $   9.938
==================================================================================================

(1) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
of the Intermediate Muni Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Intermediate Muni Fund, Inc. as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Intermediate Muni Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                            KPMG LLP


New York, New York
February 8, 2001


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  25

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                       AMEX          Net Asset        Dividends     Reinvestment
Period            Closing Price*      Value*            Paid            Price
================================================================================

 1999
January              $ 9.88           $10.69            $0.044         $10.06
February              10.25            10.58             0.044          10.31
March                 10.13            10.53             0.044          10.12
April                 10.13            10.52             0.044          10.02
May                    9.88            10.40             0.044           9.86
June                   9.50            10.23             0.044           9.53
June+                  9.50            10.23             0.006           9.53
July                   9.50            10.22             0.044           9.53
August                 9.38            10.11             0.044           9.37
September              9.31            10.06             0.044           9.27
October                9.00             9.94             0.044           8.94
November               8.56             9.99             0.044           8.54
December               8.38             9.89             0.044           8.47

 2000
January                8.63             9.83             0.044           8.64
February               8.50             9.87             0.044           8.46
March                  8.56            10.00             0.044           8.54
April                  8.44             9.92             0.045           8.50
May                    8.56             9.84             0.045           8.64
June                   8.88            10.00             0.045           8.91
July                   9.38            10.05             0.046           9.28
August                 9.13            10.13             0.046           9.08
September              8.81            10.06             0.046           8.84
October                8.69            10.12             0.046           8.73
November               8.88            10.08             0.046           8.90
December               8.81            10.20             0.046           9.24
================================================================================

*     On the last business day of the month.
+     Capital gain distribution.


--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 20, 2000, the Annual Meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Allan J. Bloostein, Richard E. Hanson, Jr. and Heath B. McLendon to serve as Directors until the year 2003; and

2. To approve or disapprove the selection of KPMG LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                                        % of Shares      Votes      % of Shares
Directors*                 Votes For     Voted For      Against    Voted Against
================================================================================
Allan J. Bloostein         7,930,444      99.216%        62,651        0.784%
Richard E. Hanson, Jr.     7,929,544      99.205         63,551        0.795
Heath B. McLendon          7,936,944      99.298         56,151        0.702
================================================================================
The results of the vote on Proposal 2 were as follows:

             % of Shares      Votes      % of Shares       Votes     % of Shares
Votes For      Voted For     Against    Voted Against    Abstained    Abstained
================================================================================
7,939,635      99.331%        27,470        0.344%        25,990        0.325%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve: Lee Abraham, Jane F. Dasher, Donald R. Foley, Paul Hardin, Roderick C. Rasmussen and John P. Toolan.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

      o 99.92% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  27

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to


--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  29

--------------------------------------------------------------------------------

                                  INTERMEDIATE
                                MUNI FUND, INC.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Alan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSB Citi Fund Management LLC

CUSTODIAN

PFPC Trust Company

SHAREHOLDER
SERVICING AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for the shareholders of Intermediate Muni Fund, Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

INTERMEDIATE
MUNI FUND, INC.
388 Greenwich Street
New York, New York 10013

FD1067  2/01